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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K/A

                                 AMENDMENT NO. 1

                                CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                               March 11, 2005

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               (Date of Report: Date of earliest event reported)

Cordia Corporation

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           (Exact name of registrant as specified in its charter)

          Nevada                 33-23473                    11-2917728

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(State or other jurisdiction (Commission File Number) (IRS Employer ID No.)

 of incorporation)

             2500 Silverstar Road, Suite 500, Orlando, Florida 32804

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                    (Address of principal executive office)

Registrant's telephone number, including area code: 866-777-7777

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                                NA

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        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act

(17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14-2(b) under the

Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13-4(e) under the

Exchange Act (17 CFR 240.13e-4(c))

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         ITEM 1.01 Entry Into a Material Definitive Agreement

On March 10, 2005, Cordia Corporation, (“Cordia”) a Nevada corporation, and  Barron Partners, L.P., (“Barron”) a Delaware limited partnership executed an Amendment to the Preferred Stock Purchase Agreement entered into by the Parties on March 3, 2005.  The purpose of the Amendment is to correct a typo in the representations and warranties section of the Agreement, which incorrectly stated the number of authorized shares of Cordia’s Common Stock

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                    ITEM 7.  EXHIBITS

     The following exhibits are included as part of this report:

            SEC

Exhibit     Reference

Number      Number            Title of Document                Location

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10.1                    Amendment No. 1 to the Preferred Stock Purchase Agreement, dated as of March 10, 2005, between Cordia Corporation and Barron Partners, L.P.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                         Cordia Corp.

                                         By: /s/ Patrick Freeman

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Date: March 11, 2005                       Patrick Freeman, Chief Executive

                                           Officer, Duly Authorized Officer